Exhibit (10) BB.

NOTICE OF AWARD OF RESTRICTED STOCK

GRANTED TO ________________________

EFFECTIVE _______________

PURSUANT TO THE

2005 OMNIBUS LONG-TERM COMPENSATION PLAN

APPROVED BY:

Action by and on behalf of the
Executive Compensation and
Development Committee Effective
_______________, __________

Award Notice

________________

________________

NOTICE OF AWARD OF RESTRICTED STOCK
GRANTED TO ___________________
EFFECTIVE _____________
PURSUANT TO THE
2005 OMNIBUS LONG-TERM COMPENSATION PLAN

1.

Background.  Under Article 10 of the 2005 Omnibus Long-Term Compensation Plan (the “Plan”), the Executive Compensation and Development Committee (the “Committee”) may, among other things, award restricted shares of Kodak’s Common Stock to those Employees as the Committee in its discretion may determine, subject to such terms, conditions and restrictions as it deems appropriate.  The Committee’s charter permits delegation of its authority to grant certain awards pursuant to the terms contained therein.

2.

Award.  Effective ___________ (“Grant Date”), the Committee or its designee granted to ________________ (the “Participant”) an Award of ______________ (________) restricted shares of Common Stock (“Restricted Shares”).  This Award was granted under the Plan, subject to the terms and conditions of the Plan and those set forth in this Notice of Award of Restricted Stock (“Award Notice”).  To the extent there are any inconsistencies between the terms of the Plan and this Award Notice, the terms of the Plan will control.

3.	Terms and Conditions of Restricted Shares. The following terms and conditions will apply to the Restricted Shares:

(a)

Issuance.  The Restricted Shares awarded to the Participant will be evidenced by a book entry recorded by Kodak’s transfer agent in an account established by the transfer agent on behalf of the Participant.  This book entry will indicate that the Restricted Shares are restricted under the terms of this Award Notice.  The Participant will be a shareowner of all the shares represented by this book entry.  As such, the Participant will have all the rights of a shareowner with respect to the Restricted Shares, including but not limited to, the right to vote such shares and to receive all dividends and other distributions (subject to Section 3(b)) paid with respect to them; provided, however, that the Restricted Shares will be subject to the restrictions in Section 3(d).

(b)

Stock Splits, Dividends, etc.  If under Section 6.2 of the Plan, entitled “Adjustment to Shares,” the Participant, as the owner of the Restricted Shares, becomes entitled to new, additional, or different shares of stock or securities: (i) Kodak’s transfer agent will adjust its book entry for the Participant to reflect such new, additional, or different shares of stock or securities; and (ii) such new, additional, or different shares of stock or securities will be subject to the restrictions provided for in Section 3(d) below.

Award Notice

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(c)

Restriction Period.  The Restricted Shares will be subject to ____  “Restriction Periods.”  The Restriction Period for _______ of the Restricted Shares will begin on the Grant Date and terminate, subject to Section 4 below, on _____________.  [The Restriction Period on the [second/remaining] _________ of the Restricted Shares will begin on the Grant Date and terminate, subject to Section 4 below, on ______________.]

(d)	Restrictions on Restricted Shares. The restrictions to which the Restricted Shares are subject are:

(i)

Nonalienation.  During their Restriction Period, the Restricted Shares may not be sold, exchanged, transferred, assigned, pledged, hypothecated, or otherwise disposed of except by will or the laws of descent and distribution.  Any attempt by the Participant to dispose of a Restricted Share in any such manner will result in the immediate forfeiture of such Restricted Share and all other Restricted Shares then held by Kodak’s transfer agent on the Participant’s behalf.

(ii)

Continuous Employment.  The Participant must remain continuously employed by Kodak throughout a Restriction Period in order to receive the Restricted Shares that are subject to that Restriction Period.  Thus, except as set forth in Section 4 below, if the Participant’s employment terminates for any reason, whether voluntarily or involuntarily, during a Restriction Period, the Participant will immediately forfeit all of the Restricted Shares subject to that Restriction Period.  If the Participant’s employment terminates during the first Restriction Period, the Participant will, except as set forth in Section 4 below, forfeit all of the Restricted Shares subject to either Restriction Period.

(e)

Lapse of Restrictions.  The restrictions set forth in Section 3(d) above, with respect to a Restricted Share, will, unless the Restricted Share is forfeited sooner, lapse upon the expiration of such Restricted Share’s Restriction Period.

Award Notice

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4.	Termination of Employment.

(a)

Disability or Approved Reason.  Notwithstanding Section 3 above to the contrary, if the Participant’s employment is terminated by reason of Disability or an Approved Reason, the Restricted Shares will not be forfeited by reason of such termination and the Restriction Period(s) on such Restricted Shares will terminate as of the date of such termination.

(b)

Death.  Notwithstanding Section 3 above to the contrary, if the Participant’s employment is terminated by reason of death, the Participant’s estate will receive all of the Restricted Shares then held on the Participant’s behalf by Kodak’s transfer agent and the Restriction Period(s) on such Restricted Shares will terminate as of the date of the Participant’s death.

5.

Issuance of Shares of Common Stock.  Upon the lapse of a Restriction Period, Kodak will, unless the Restricted Shares are sooner forfeited, promptly instruct its transfer agent to reflect on its books those Restricted Shares that are no longer restricted.  The transfer agent will then subtract from the Participant’s account the number of shares that are withheld for taxes under Section 6 below.  Upon the Participant’s request, the transfer agent will deliver to the Participant a stock certificate for the remaining number of unrestricted shares held in the Participant’s account.

6.

Withholding.  Kodak will pay the taxes required to be withheld upon the lapse of a Restriction Period by withholding a portion of the shares of Common Stock otherwise due the Participant as a result of the lapse of such restrictions.  The portion of the shares withheld will equal in amount the taxes required to be withheld.  The Common Stock which is so withheld will be valued at its Fair Market Value on the date of the lapse of the restrictions on the Restricted Shares.

7.	Definitions.

(a)

Any defined term used in this Award Notice, other than that set forth in Section 7(b) below, will have the same meaning for purposes of this document as that ascribed to it under the terms of the Plan.

(b) The following definitions will apply to this Award Notice:

(i)

Approved Reason.  “Approved Reason” means a reason for terminating employment with the Company which, in the opinion of the Committee with respect to Participants who are subject to Section 16 of the Exchange Act or who are Covered Employees within the meaning of Section 162(m) of the Code, and the opinion of the Chief Executive Officer with respect to all other Participants, is in the best interests of the Company.

Award Notice

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(ii)

Deferred Account.  For purposes of this Award Notice, “Deferred Account” means the account established by Kodak for the Participant if he elects to defer all or a portion of his Award under Section 11.  Amounts in the Participant’s Deferred Account are hypothetically invested in units of Common Stock.  One unit will equate to a single share of Common Stock.  Thus, the value of one unit will be the Fair Market Value of a single share of Common Stock.  The maintenance of a Deferred Account is for bookkeeping purposes only; the units are not actual shares of Common Stock.  Kodak will not reserve or otherwise set aside any Common Stock for or to the Deferred Account.

(iii)

Interest Rate.  For purposes of this Award Notice, “Interest Rate” means the base rate, as reported in the “Money Rates” section of The Wall Street Journal, on corporate loans posted by at least 75% of the nation’s 30 largest banks (known as the “Prime Rate”).

	(iv)	Valuation Date. For purposes of this Award Notice, “Valuation Date” means the last business day of each calendar month.

8.

Effect of Award Notice.  This Award Notice, including its reference to the Plan, constitutes the entire understanding between the Company and the Participant concerning the Award and supersedes any prior notices, letters, statements or other documents issued by the Company relating to the Award and all prior agreements and understandings between the Company and the Participant, whether written or oral, concerning the Award.

9.

Administration.  The Committee will have full and absolute authority and discretion, subject to the provisions of the Plan, to interpret, construe and implement this Award Notice, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary, appropriate or advisable for its administration.  All such Committee determinations will be final, conclusive and binding upon any and all interested parties and their heirs, successors, and personal representatives.

Award Notice

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10.

Impact on Benefits.  The Restricted Shares (either at the date of their grant or at the time their restrictions lapse) will not be includible as compensation or earnings for purposes of any other compensation or benefit plan offered by Kodak.

11.	Election to Defer Award. The terms of this Section 11 will only apply if the Participant makes a timely election to defer in accordance with the terms of this section.

(a)

In General.  Pursuant to the terms of this Section 11, the Participant may irrevocably elect to defer receipt of all or a portion of the Award.  The Participant may elect to receive payment of the deferred Award in either a single sum or in ten (10) annual installments, payable in each case following the termination of the Participant’s employment with Kodak.

(b)

Time of Election.  If the Participant wishes to defer any of the Restricted Shares, he must do so on or before ___________.  The provisions of this Section 11 will not apply to any Restricted shares that vest prior to such date.

	(c)	Manner of Electing Deferral. If the Participant wishes to defer any of the Restricted Shares, he must do so by irrevocably executing and returning the election form attached to this Award Notice.

(d)

Procedure for Crediting Deferral.  If the Participant makes a valid election to defer in accordance with the terms of this Section 11, the book entry account maintained by Kodak’s transfer agent to evidence the Restricted Shares will be reduced by the number of Restricted Shares the Participant elects to defer.  In return, Kodak will credit the Participant’s Deferred Account by an equal number of units of Common Stock.

(e)

Restrictions.  The units of Common Stock credited to the Participant’s Deferred Account pursuant to Section 11(d) above or pursuant to Sections 11(f) or 11(g) below, but only to the extent such units are attributable to units that were previously credited pursuant to Section 11(d), will be subject to the restrictions described in Section 3(d).  These restrictions will lapse in accordance with the provisions of Section 3(e).

Award Notice

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(f)

Stock Dividends.  Effective as of the payment date for each stock dividend (as defined in Section 305 of the Code) on the Common Stock, additional units of Common Stock will be credited to the Participant’s Deferred Account.  The number of units that will be credited to the Participant’s Deferred Account will equal the number of shares of Common Stock that the Participant would have received as stock dividends had he been the owner on the record date for such stock dividend of the number of shares of Common Stock equal to the number of units credited to his Deferred Account on such record date.  To the extent the Participant would have also received cash, in lieu of fractional shares of Common Stock, had he been the record owner of such shares for such stock dividend, then his Deferred Account will also be credited with that number of units, or fractions thereof, equal to such cash amount divided by the Fair Market Value of the Common Stock on the payment date for such dividend.

(g)

Recapitalization.  If Kodak undergoes a reorganization (as defined in Section 368(a) of the Code), the Committee may, in its sole and absolute discretion, take whatever action it deems necessary, advisable or appropriate with respect to the Participant’s Deferred Account in order to reflect such transaction, including, but not limited to, adjusting the number of units of Common Stock credited to the Participant’s Deferred Account.

(h)

Dividend Equivalents.  Effective as of the payment date for each cash dividend on the Common Stock, additional units of Common Stock will be credited to the Participant’s Deferred Account.  The number of units that will be credited to the Participant’s Deferred Account will be computed by multiplying the dollar value of the dividend paid upon a single share of Common Stock by the number of units of Common Stock held in the Participant’s Deferred Account on the record date for such dividend and dividing the product thereof by the Fair Market Value of the Common Stock on the payment date for such dividend.  Any units credited to the Participant’s Deferred Account pursuant to the terms of this Section 11(h) will not be subject to the restrictions set forth in Section 3(d).

(i)

Termination of Employment Prior to Last Day of the Restriction Period.  If the Participant’s employment terminates prior to the last day of the Restriction Period, the terms of this Section 11(i) will apply.

Award Notice

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(i)

Death.  Notwithstanding Section 3(c) above to the contrary, if the termination of employment is due to the Participant’s death, the Restriction Period on the restricted units of Common Stock that are then credited to the Participant’s Deferred Account will terminate on the date of his death.  Unless sooner forfeited under the terms of this Award Notice or the Plan, the restrictions set forth in Section 3(d) above on such restricted units will terminate and all of the units then credited to the Participant’s Deferred Account will be distributed in accordance with Section 11(l).

(ii)

Disability or Termination of Employment for an Approved Reason.  Notwithstanding Section 3(c) above to the contrary, if the Participant’s employment terminates due to Disability or for an Approved Reason, the restricted units of Common Stock held in the Participant’s Deferred Account will not be forfeited by virtue of his termination of employment and the Restriction Period on the restricted units of Common Stock that are then credited to the Participant’s Deferred Account will terminate on the date of such termination.  Unless sooner forfeited under the terms of this Award Notice or the Plan, the restrictions set forth in Section 3(d) above on such restricted units of Common Stock will terminate and all of the units then credited to the Participant’s Deferred Account will be distributed in accordance with Section 11(k).

(iii)

Termination of Employment for Other Than Death, Disability or an Approved Reason.  If the Participant terminates his employment for other than Death, Disability or an Approved Reason, the Participant will only be entitled to receive from his Deferred Account payment for those units of Common Stock that are not then subject to the restrictions set forth in Section 3(d).  Payment of such units shall be made in accordance with the provisions of Section 11(k).  All of the remaining units in the Participant’s Deferred Account will be immediately forfeited.

(j)

Termination of Employment on or After the Last Day of the Restricted Period.  If the Participant terminates employment on or after the last day of the Restricted Period, the terms of this Section 11(j) will apply.

	(i)	Death. If the Participant’s termination of employment is due to his death, payment of the deceased Participant’s Deferred Account will be made in accordance with the provisions of Section 11(l).

Award Notice

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(ii)

Termination of Employment for Other Than Death.  If the Participant terminates employment on or after the last day of the Restricted Period for any reason other than death, the Participant’s Deferred Account will be paid in accordance with Section 11(k).

(k)	Payment From Deferred Account. No withdrawal will be permitted from a Participant’s Deferred Account except as provided in Sections 11(i), 11(j), 11(k) and 11(l).

	(i)	Manner of Payment. Payment of the Participant’s Deferred Account shall be made in accordance with the election made by the Participant pursuant to Section 11(a).

(ii)

Form of Payment.  Payment from the Participant’s Deferred Account shall, at the sole and absolute discretion of the Committee, be made in cash or Common Stock, or a combination thereof.  Payment in Common Stock shall be made by Kodak instructing its transfer agent to reflect, in an account of the Participant on the books of the transfer agent, the shares of Common Stock that are to be delivered to the Participant.  The transfer agent will then subtract from that account of the Participant the number of shares that are withheld for taxes under Section 6 above.  Upon the Participant’s request, the transfer agent will deliver to the Participant a stock certificate for the remaining number of shares of Common Stock held in that account of the Participant.

(iii)

Timing of Payment. Payment of the deferred Award (or in the applicable case, the first installment thereof) is to be made as soon as administratively practicable, in accordance with applicable laws, after the later of the 6-month anniversary of the date the Participant terminates employment, or the first business day in March of the year immediately following the year in which the Participant terminates employment. Payment of any subsequent installments due to the Participant shall be made as soon as administratively practicable, in accordance with applicable laws, after the first business day in each succeeding March.

(iv)

Valuation.  If payment of the Participant’s Deferred Account is to be paid in installments, the amount of each payment shall be equal to the Fair Market Value, as of the immediately preceding Valuation Date, of the Participant’s Deferred Account, divided by the number of installments remaining to be paid.

Award Notice

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(l)	Payment Due to Death. If the Participant’s employment terminates due to death prior to complete payment of his Deferred Account, the provisions of this Section 11(l) will apply.

	(i)	Units of Common Stock. The Participant’s estate will be entitled to all of the Participant’s units of Common Stock that are then credited to his Deferred Account on the date of his death.

(ii)

Valuing Deferred Account.  Effective as of the Valuation Date immediately preceding or coincident with the date of the Participant’s death, the Participant’s Deferred Account will be credited with a dollar amount equal to the value of the units of Common Stock then held in such account.  The value of such units of Common Stock will be obtained by multiplying the number of units in the deceased Participant’s Deferred Account on the date of his death by the Market Value of the Common Stock on such Valuation Date.  Thereafter, such amount shall earn interest at the Interest Rate until distributed in accordance with Section 11(l)(iii).

(iii)

Distribution.  The balance of the Participant’s Deferred Account as determined pursuant to Section 11(l)(ii) and all interest accrued thereon will be paid in a single, lump-sum cash payment to the deceased Participant’s estate within 30 days after appointment of a legal representative of the deceased Participant.

(m)

No Deferral Prohibited by Law.  The Participant shall not be permitted to defer receipt of all or part of the Award granted under this Award Notice where such deferral is either impractical under or prohibited by any applicable governmental law, regulation, rule or administrative action, including without limitation Section 409A of the Code.  In such case, any deferral election made by the Participant shall be null and void.

Award Notice

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12.	Miscellaneous.

(a)

Headings.  The headings of the Sections of the Award Notice have been prepared for convenience and reference only and will not control, affect the meaning, or be taken as the interpretation of any provision of the Award Notice.

(b)

Applicable Law.  All matters pertaining to this Award Notice, (including its interpretation, application, validity, performance and breach), will be governed by, construed and enforced in accordance with the laws of the State of New York (except as superseded by applicable Federal Law) without giving effect to principles of conflicts of law.

	(c)	Amendment. The Committee may, from time to time, amend this Award Notice in any manner.

13.

Tax Consequences.  No person connected with this Award Notice in any capacity, including, but not limited to, Kodak and its Subsidiaries and their respective directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to the Award.